SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

hi/fn, inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Notice of Annual Meeting of Stockholders

February 24, 2003

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of hi/fn, inc., a Delaware corporation (the “Company” or “Hifn”), will be held on Monday, February 24, 2003 at 10:00 a.m., at the Company’s principal executive offices at 750 University Avenue, Los Gatos, California 95032, for the following purposes:

1.	To elect two directors to the Board of Directors.

2.	To approve an amendment to the Company’s Amended and Restated 1996 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 4,449,900 shares to 4,949,900 shares.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2003.

4.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on January 17, 2003 are entitled to notice of and to vote at the Annual Meeting.

      All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By order of the Board of Directors

William R. Walker
Secretary

Los Gatos, California

January 23, 2003

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2
APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICER COMPENSATION
STOCK OPTION GRANTS IN FISCAL YEAR 2002
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND YEAR-END VALUES
TEN-YEAR OPTION REPRICINGS
EQUITY COMPENSATION PLAN INFORMATION
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
OTHER MATTERS

PROXY STATEMENT

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of hi/fn, inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on Monday, February 24, 2003 at 10:00 a.m. at the Company’s principal executive offices located at 750 University Avenue, Los Gatos, California 95032, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company’s telephone number at its principal executive offices is (408) 399-3500.

      These proxy solicitation materials and the Annual Report on Form 10-K for the year ended September 30, 2002 were first mailed on or about January 23, 2003 to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares; Procedural Matters

      Stockholders of record as of the close of business on January 17, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On January 17, 2003, 10,591,038 shares of the Company’s common stock, $.001 par value (the “Common Stock”), were issued and outstanding. Each share has one vote on all matters. For information regarding holders of more than 5% of the outstanding Common Stock, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.” The closing sale price of the Company’s Common Stock as reported on the Nasdaq National Market System on January 17, 2003 was $5.30 per share.

Revocability of Proxies

      A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above prior to the Annual Meeting a written notice of revocation, or by delivering a duly executed proxy bearing a date later than that of the previous proxy.

Deadline for Receipt of Stockholder Proposals for Annual Meeting for Fiscal Year 2003

      Proposals of stockholders that are intended to be presented by such stockholders at the Company’s 2003 Annual Meeting must be received by the Company no later than September 26, 2003 to be included in the proxy statement and form of proxy relating to that meeting. Such stockholder proposals should be submitted to the Company at 750 University Avenue, Los Gatos, CA 95032, Attention: Corporate Secretary.

Fiscal Year End

      The Company’s Fiscal Year ends on September 30. The Company’s last fiscal year ended on September 30, 2002 and is referred to herein as the “Last Fiscal Year.”

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      There are currently eight members of the Board of Directors, divided into three classes. Class I presently consists of three directors who are serving terms expiring at this Annual Meeting. Class II presently consists of three directors who are serving three-year terms expiring in 2004. Class III presently consists of two directors who are serving three-year terms expiring in 2005. At each annual meeting of stockholders, directors elected to succeed those in the class whose terms expire will be elected to a three-year term so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is elected and qualified.

      Two Class I directors are to be elected at this Annual Meeting to serve three-year terms expiring in 2006. The Board has nominated Christopher G. Kenber and David A. Norman for election to the board seats. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board of Directors’ nominees. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that the nominees will be unable or will decline to serve as a director.

      The names of the nominees of the Company and certain information about them as of December 31, 2002 is set forth below. The names of and certain information about the Company’s current directors as of December 31, 2002 are also set forth below. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

			Director
Name of Director	Age	Principal Occupation and Directorship	Since

Class I Directors
Christopher G. Kenber(1)	58	Chairman of the Board of Directors, President and Chief Executive Officer of the Company	2000
David A. Norman(1)	67	Vice Chairman of the Board of Directors of the Company	2002
Raymond J. Farnham(2)	55	President and Chief Executive Officer of IDS Software Systems	1998
Class II Directors
Taher Elgamal	47	Chief Technical Officer and Co-Chairman of the Board of Directors of Securify, Inc.	1998
Robert W. Johnson	53	Private Investor	1998
Dennis DeCoste	58	President, Chief Executive Officer and Director of Paradigm Advanced Technologies, Inc.	2002
Class III Directors
Douglas Whiting	46	Chief Scientist and Director of the Company	1996
Albert E. Sisto	53	President, Chief Executive Officer and Chairman of the Board of Directors of Phoenix Technology	1998

(1)	Nominee for Class I Director.

(2)	Mr. Farnham will not run for reelection to the Board and is therefore not a nominee for director.

      Christopher G. Kenber has served as Hifn’s President, Chief Executive Officer and a director since August 2000 and as Chairman of the Board of Directors since October 2001. He joined Hifn from Apptitude, Inc. where he was President and Chief Executive Officer since 1998. Mr. Kenber has held a number of CEO positions with companies in the high-technology area as well as consulting to several venture capital funds. Prior to his tenure with Apptitude, he was the Chief Executive Officer of Aonix Inc., a developer of object-

oriented software tools. Previously, Mr. Kenber was Executive Vice President of Ingres Corporation, and a Senior Vice President at MICOM Systems. Mr. Kenber spent 17 years at IBM Corporation, where he held multiple sales and marketing positions. Mr. Kenber has a degree in Psychology and Philosophy from Oxford University.

      David A. Norman has served as Vice Chairman and a member of the Company’s Board of Directors since January 2002. Mr. Norman is a private investor in high technology companies. From March 1994 to February 1998, Mr. Norman was Chairman and Chief Executive Officer of Technically Elite, Inc., a computer networking company. Mr. Norman was the founder, President and Chief Executive Officer of Businessland, Inc. Mr. Norman also founded Dataquest, Inc., a market research company. Mr. Norman serves as director in a number of private companies and holds a B.S. in Mechanical Engineering from the University of Minnesota and an M.S. in Industrial Engineering from Stanford University.

      Raymond J. Farnham has served as director of Hifn since October 1998 and served as Chairman of the Board of Directors and President and Chief Executive Officer until August 2000. Mr. Farnham is the President and Chief Executive Officer of IDS Software Systems, a supplier of semiconductor yield management and data analysis software, where is also serves as director. From 1996 through 1998, he served as Executive Vice President of Integrated Device Technology, Inc., a supplier of microprocessor, logic and memory integrated circuits to communication and computer customers worldwide. Mr. Farnham was President and Chief Executive Officer of OPTi, a fabless semiconductor company from 1994 through 1995. From 1972 through 1993, he had numerous management responsibilities at National Semiconductor Corp., with his final position being President of the Communication and Computing Group from 1991 through 1993. He received a B.S. in Electrical Engineering from Pennsylvania State University.

      Dennis De Coste has served as director of Hifn since December 2002. Mr. DeCoste is the President and Chief Executive Officer of Paradigm Advanced Technologies, Inc., an application software company providing Global Positioning System-based location, navigation and asset tracking technologies, where he also currently serves as director. From 1989 to 2002, Mr. DeCoste provided strategic management consulting and financial services to high technology firms. Within this period, from 1999 to 2000, Mr. DeCoste held the position of Chief Financial Officer and Vice Chairman of the Board of Cyclone Commercial, Inc., a business-to-business infrastructure technology company. Prior to 1999, Mr. DeCoste was President and Chief Executive Officer of Fact Software International and Vice President of Finance of The Santa Cruz Operation, both software companies. Mr. DeCoste holds a M.B.A. degree from Stanford University, and degrees in Psychology from Harvard College and in Education from the University of Massachusetts.

      Taher Elgamal, Ph.D. has served as a director of Hifn since December 1998. Dr. Elgamal is the founder, Chief Technical Officer and Co-Chairman of the Board of Directors of Securify, Inc., a private company providing assessments of companies’ Internet security efforts, where he also served as President and Chief Executive Officer through November 2001. From 1995 to 1998, Dr. Elgamal held the position of Chief Scientist of Netscape Communications Corp., a provider of Internet software and services, where he pioneered Internet security technologies such as SSL, the standard for web security. From 1991 to 1993, he served as Director of Engineering at RSA Data Security, Inc., a provider of encryption technology and a subsidiary of Security Dynamics Technologies, Inc., where he produced the RSA cryptographic toolkits, the industry standards for developers of security-enabled applications and systems. Dr. Elgamal is a director of RSA Security, Inc., Phoenix Technologies, Register.com and Valicert, Inc. Dr. Elgamal received both his Masters and Ph.D. degrees in Computer Science from Stanford University.

      Robert W. Johnson served as director of Hifn since December 1998. He has worked in the venture capital industry since 1980, and has acted as an independent investor since 1988. He currently serves as director of ViaSat, a publicly-held company that manufactures satellite-based communications systems. He holds B.S. and M.S. degrees in Electrical Engineering from Stanford University and M.B.A. and D.B.A. degrees from Harvard Business School.

      Albert E. Sisto has served as a director of Hifn since December 1998. Since June 1999 he has been President and Chief Executive Officer of Phoenix Technology, a provider of Internet platform-enabling software, where he also serves as Chairman of the Board. From November 1997 to June 1999, he was Chief

Operating Officer of RSA Security, Inc., a subsidiary of Security Dynamics Technologies, Inc., and a provider of encryption technology. From September 1994 to October 1997, Mr. Sisto was Chairman, President and CEO of Documagix, a software developer of document imaging software. Mr. Sisto is a director of Phoenix Technologies and Centiv, both publicly traded technology companies. Mr. Sisto holds a B.E. degree from the Stevens Institute of Technology.

      Douglas L. Whiting, Ph.D., Chief Scientist, previously served as Chief Technology Officer of the Company through August 2000. Dr. Whiting has been a director of the Company since November 1996 and served as Chairman of the Board of Directors from August 2000 through October 2001. He also has served as Vice President of Technology of Stac from 1985 to 1998 and has served as a director of Stac since 1983. He was President of Stac from 1984 to 1986. Dr. Whiting received a Ph.D. in Computer Science from the California Institute of Technology.

      There are no family relationships between any director or executive officer of the Company.

Board Meetings and Committees

      The Board of Directors of the Company held a total of eight meetings during the Last Fiscal Year. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director with the exception of Mr. Sisto in relation to the Board of Directors’ meetings and Mr. Elgamal in relation to the Audit Committee meetings. The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or a committee performing the functions of a nominating committee.

      The Compensation Committee of the Board of Directors during the Last Fiscal Year consisted of Mr. Elgamal and Mr. Sisto. During the Last Fiscal Year, the Compensation Committee did not hold any meetings. The Compensation Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy.

      The Audit Committee of the Board of Directors, currently consisting of Mr. Johnson, Mr. Elgamal and Mr. Sisto, met four times during the Last Fiscal Year. The Audit Committee recommends engagement of the Company’s independent auditors, and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting policies and its systems of internal accounting controls.

Directors’ Fees

      Directors who are not employees of the Company receive $4,000 per year for serving on the Company Board and an additional $1,000 for each meeting attended (other than committee meetings). An additional $500 is paid to any non-employee director who serves on the Compensation Committee or the Audit Committee. Under the Amended and Restated 1996 Equity Incentive Plan, each outside director of the Company is granted options to purchase 30,000 shares of Common Stock at the time of initial appointment or election to the Board; an outside director who takes the seat of Vice Chairman of the Board is granted options to purchase 75,000 shares of Common Stock at the time of initial appointment or election to the Board; and each member of the Board is granted options to purchase 10,000 shares of Common Stock annually thereafter on the date of each Annual Meeting of the Stockholders; provided the Director has been a member of the Board for at least six months. The Company also reimburses non-employee directors for travel and related expenses incurred in attending meetings of the Board and its committees.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Required Vote

      A nominee receiving a majority of affirmative votes will be elected as director of the Company.

Recommendation

      The Company’s Board of Directors recommends a vote FOR the nominees listed above.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE
AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN

      The Company’s Amended and Restated 1996 Equity Incentive Plan (“the Plan”) was approved by the stockholders in November 1996. The Plan is designed to retain, motivate and reward personnel by providing such personnel long term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. A total of 4,449,900 shares of the Company’s Common Stock have been reserved for issuance upon the exercise of options granted under the Plan. In December 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to the Plan to increase the number of shares reserved for issuance thereunder from 4,449,900 shares to 4,949,900 shares. Including the proposed 500,000 share increase, a total of 1,127,422 shares remain available for grant under the Plan on January 17, 2003.

      In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) limits the Company’s deduction in any one fiscal year for federal income tax purposes to $1,000,000 per person with respect to the Company’s Chief Executive Officers and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Compensation which is performance-based and approved by the Company’s stockholders is not subject to the deduction limit.

Proposal

      The proposed amendment to the Company’s Plan is to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 4,449,900 shares to 4,949,900 shares.

Recommendation

      The Board of Directors has unanimously approved the amendment of the 1996 Equity Incentive Plan and recommends that stockholders vote FOR approval of the increase to the Plan.

Description of 1996 Equity Incentive Plan

      The essential features of the Plan are outlined below. Such outline is qualified in its entirety by the provisions of the 1996 Equity Incentive Plan, a copy of which was filed by the Company with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Plan are available upon written request to the Company at 750 University Avenue, Los Gatos, California 95032, Attn: Chief Financial Officer.

     General

      The 1996 Equity Incentive Plan was approved by the stockholders in November 1996. The Plan authorizes the Board of Directors (the “Board”), or one or more committees which the Board may appoint from among its members (a “Committee”), to grant stock options and stock purchase rights. To date, a total of 4,449,900 shares of Common Stock has been reserved for issuance under the Plan. Options granted under the Plan may be either “Incentive Stock Options” (ISO) as defined in Section 422 of the Code, or nonstatutory stock options (NSO), as determined by the Board or the Committee.

      Additionally, the Plan provides for the automatic grant of nonstatutory stock options to purchase 75,000 and 30,000 shares of Common Stock to outside directors at the time of such director’s initial appointment or election to the Board as Vice Chairman or director, respectively, and the automatic grant of nonstatutory stock options to purchase 10,000 shares of Common Stock annually thereafter on the date of each Annual Meeting of Stockholders, provided the director has been a member of the Board for at least six months.

     Purpose

      The general purpose of the Plan is to attract and retain quality personnel for positions of substantial responsibility, to create an additional incentive for personnel of the Company by offering long-term equity participation in the Company, and to promote the success of the Company’s business.

     Eligibility

      The Option Plan provides that options and stock purchase rights may be granted thereunder to employees, consultants and directors (“Optionees”) of the Company. The Board of Directors selects the Optionees and determines the number of shares subject to each option or repurchase right. In making such determination, the duties and responsibilities of the Optionee, the value of the Optionee’s services, his or her present and potential contributions to the success of the Company and other relevant factors are considered.

     Administration

      The Plan may be administered by the Board or a Committee (collectively the “Administrator”). Subject to the other provisions of the Plan, the Administrator has the authority to: (i) determine the fair market value of the Common Stock; (ii) select the Optionees to whom options may be granted thereunder; (iii) determine the number of shares of Common Stock to be covered by each option and stock purchase right granted thereunder; (iv) approve forms of agreement for use under the Plan; (v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted thereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or stock purchase right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine); (vi) reduce the exercise price of any option or stock purchase right to the then current fair market value if the fair market value of the Common Stock covered by such option or stock purchase right shall have declined since the date the option or stock purchase right was granted; (vii) institute an Option Exchange Program; (viii) construe and interpret the terms of the Plan and awards granted pursuant to the Plan; (ix) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (x) modify or amend each option or stock purchase right, including the discretionary authority to extend the post-termination exercisability period of options or stock purchase right longer than is otherwise provided for in the Plan; (xi) allow optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued upon exercise of an option or stock purchase right that number of shares having a fair market value equal to the amount required to be withheld; (xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an option or stock purchase right previously granted by the Administrator; and (xiii) make all other determinations deemed necessary or advisable for administering the Plan.

     Terms and Conditions of Options

      Each option or stock purchase right granted under the Plan is evidenced by a written stock option agreement (“Notice of Grant”) between the Optionee and the Company and is subject to the following terms and conditions:

      (a) Option Price. The option exercise price for each share covered by an ISO may not be less than the fair market value of a share of Common Stock on the date of grant of such option. In the case of an ISO granted to a shareholder possessing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option. The exercise price for each share covered by an NSO may be determined by the Administrator.

      (b) Form of Consideration. The means of payment for shares issued upon exercise of an option or stock purchase right shall be determined by the Administrator (for ISOs, the Administrator shall determine the acceptable form of consideration at the time of grant) and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the Optionee, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan reduction of any Company liability to the Optionee or, by a combination thereof.

      (c) Term of Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the Plan be exercised more than 10 years after the date of grant or such shorter term as may be provided in the Notice of Grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more the ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

      (d) Termination of Employment. Upon termination of an Optionee’s continuous status as an employee or consultant with the Company, other than upon optionee’s death or disability, such Optionee may exercise his or her option to the extent that he or she was entitled to exercise it as of the date of such termination. Such exercise may occur only before the end of the period determined by the Administrator for exercise following termination. In the absence of a specified time in the Option Agreement, the option shall remain exercisable for three months following the Optionee’s termination. In no event shall such period extend beyond the expiration date of the term of the option as set forth in the applicable option agreement. If, on the date of termination, the Optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her option within the time specified by the Administrator, the option shall terminate, and the shares covered by such option shall revert to the Plan.

      (e) Disability. If an employee is unable to continue as an employee or consultant with the Company as a result of disability, then all options held by such Optionee under the Plan shall expire upon the earlier of (i) twelve months after the date of termination of the Optionee’s employment or (ii) the expiration date of the term of such option. The Optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment. To the extent that the Optionee is not entitled to exercise his or her option at the date of such termination, or if the Optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the Plan.

      (f) Death. Upon the death of an Optionee, the option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance, only to the extent that the Optionee was entitled to exercise the option at the date of death. If at the time of death, the Optionee was not entitled to exercise his or her entire option, the shares of Common Stock covered by the unexercisable portion of the option shall immediately revert to the Plan. If, after death, the Optionee’s estate or person who acquired the right to exercise the option by bequest or inheritance does not exercise the option within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the Plan.

      (g) Stock Purchase Rights. The Stock Plan permits the granting of stock purchase rights to employees, including officers, and consultants of the Company (“Stock Purchase Rights” or “SPRs”). The grant is accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator. Unless the Administrator determines otherwise, the restricted stock purchase agreement grants the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement is the original price paid by the purchaser, and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at a rate determined by the Administrator.

      (h) Nontransferability of Options. In general, an option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an option or Stock Purchase Right transferable, such option or stock purchase right shall contain such additional terms and conditions as the Administrator deems appropriate.

      (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an Optionee’s Incentive Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory stock options.

      (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

     Adjustments Upon Changes in Capitalization, Dissolution Liquidation, Merger or Asset Sale

      In the event that the capital stock of the Company is changed by reason of recapitalization, dissolution, liquidation, merger or asset sale, the following provisions will apply:

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no options or stock purchase rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option or stock purchase right, as well as the price per share of Common Stock covered by each such outstanding option or stock purchase right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option or stock purchase right.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      (d) Change in Control. Effective upon the consummation of a Change in Control (as defined below) of the Company, the number of shares under each option granted hereunder as to which such option is vested and fully exercisable shall be accelerated such that each option shall be immediately vested as to that additional number of shares as would be vested on the date one year following consummation of a Change in Control if all conditions to such vesting were satisfied. For purposes of the foregoing, a “Change in Control” shall be deemed to have occurred upon any person or entity, together with all affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) thereof becoming the beneficial owner (as defined under Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of more than 50% of the Company’s then outstanding shares of Common Stock.

     Amendments, Suspensions and Termination of the Plan

      The Board may amend, suspend or terminate the Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Section 422 of the Code, or any similar rule or statute. In any event, the Plan will terminate automatically in 2007.

     Federal Tax Information for Plan

      The following is a summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant and exercise of options under the Plan. Options granted under the Plan may be either “Incentive Stock Options,” as defined in Section 422 of the Code, or nonstatutory stock options.

      An Optionee who is granted an Incentive Stock Option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the Optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the Optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the Optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the Optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

      All other options which do not qualify as Incentive Stock Options are referred to as nonstatutory stock options. An Optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the Optionee generally will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an Optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the Optionee, any difference between the sales price and the Optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory stock option.

      The foregoing does not purport to be a complete summary of the effect of federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an Optionee may reside.

Plan Benefits

      The Company cannot now determine the exact number of options to be granted in the future under the Plan to the executive officers named under “EXECUTIVE OFFICER COMPENSATION — Summary Compensation Table,” all current executive officers as a group or all employees (including executive officers) as a group. See “EXECUTIVE OFFICER COMPENSATION — Stock Option Grants and Exercises” for the number of stock options granted to the executive officers named in the Summary Compensation Table in the fiscal year ended September 30, 2002.

Required Vote

      The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the amendment to the Plan. For this purpose, the term “Votes Cast” is defined under Delaware law to be the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting and “entitled to vote on the subject matter.” Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment to the Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker nonvotes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker nonvotes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker nonvotes with respect to this proposal will not be counted as Votes Cast.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent auditors to audit the books, records and accounts of the Company for the current fiscal year ending September 30, 2003. Such appointment is being presented to the stockholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has acted as the Company’s independent auditors since its inception. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Audit Fees

      The aggregate fees billed to the Company by PricewaterhouseCoopers LLP (“PwC”) during fiscal year 2002 for professional services rendered in connection with the audit of the Company’s annual financial statements and those financial statements included in the Company’s Quarterly Reports on Form 10-Q totaled $146,607.

Financial Information Systems Design and Implementation Fees

      PwC did not provide financial information systems design and implementation services to the Company during fiscal year 2002.

All Other Fees

      Other fees billed to the Company by PwC during fiscal year 2002 for all other non-audit services rendered to the Company that are not described above totaled $83,273.

Required Vote; Recommendation of the Board of Directors

      The affirmative votes of a majority of the Votes Cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2003.

      The Board of Directors recommends voting FOR the ratification of its appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.

CERTAIN TRANSACTIONS

      Indemnification Agreements. The Company has entered into indemnification agreements with each of its directors and executive officers.

      Change of Control. The Company has entered into change of control agreements with each of its executive officers that generally provide that in the event of a “change in control” of the Company and if the executive’s employment with the surviving company is involuntarily terminated within twelve months following such change in control: (i) 50% of unvested portion of any options, warrants or rights to purchase shares of the Company’s Common Stock (the “Securities”) subject to vesting and/or repurchase in favor of the Company shall automatically be accelerated such that the employee shall have the right to exercise all or any portion of such Securities and/or (ii) the Company’s repurchase right shall automatically lapse with respect to 50% of the Securities then held by Employee which are subject to repurchase rights.

      A change in control is generally defined as (i) the acquisition directly or indirectly of 50% or more of the total combined voting power of the Company’s outstanding common stock; (ii) consummation of a plan of complete liquidation or an agreement for the sale or disposition of the Company’s assets, or; (iii) an acquisition by any individual, entity or group of beneficial ownership of 25% or more of the total voting power of the Company’s then outstanding securities. Involuntary termination is generally defined as (1) termination of executive by the surviving Company other than for cause or (2) termination initiated by employee as a result of a material diminution in salary, a material change in responsibility or a change in work location of more than 30 miles from its present location.

      Other. Dr. Douglas Whiting, the Company’s Chief Scientist and Director, is a member of the Technical Advisory Board of a private company that is also a customer of the Company (the “Customer”). Total sales to the Customer during the Last Fiscal Year was approximately $75,000. As a member of the Advisory Board, Dr. Whiting received an option to purchase 4,000 shares of the Customer’s common stock with such option vesting over two years.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires certain of the Company’s executive officers, as well as its directors and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

      Based solely upon a review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the Last Fiscal Year all executive officers and directors complied with their filing requirements under Section 16(a) for all reportable transactions during the year except that the following individuals failed to file timely reports: Form 4s failed to be timely filed for directors David Norman related to the purchase of 20,000 shares of the Company’s common stock and for Albert Sisto related to the exercise of options to purchase 5,666 shares of the Company’s common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of December 31, 2002 information relating to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive and other officers named in the Summary Compensation Table, and by all directors and executive officers as a group. As of December 31, 2002, 10,591,038 shares of the Company’s Common Stock were outstanding. Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

	No. of	Approximate
	Shares	Percentage
Name(1)	Owned	Owned

Kern Capital Management	1,549,200	14.6%
114 West 47th Street, Suite 1926
New York, NY 10036
Robert W. Johnson(2)	443,489	4.2
Douglas L. Whiting(3)	367,016	3.5
Christopher G. Kenber(4)	230,865	2.2
Raymond J. Farnham(5)	126,082	1.2
William R. Walker(6)	117,510	1.1
Russell S. Dietz(7)	110,894	1.0
David A. Norman(8)	80,312	*
John E. Metzger(9)	76,395	*
Douglas Makishima(5)	45,520	*
Dennis DeCoste	31,510	*
Thomas A. Moore(5)	31,145	*
Albert E. Sisto(5)	17,666	*
Taher Elgamal(5)	12,000	*
All executive officers and directors as a group (13 persons)(10)	1,659,259	15.7

*	Less than one percent (1%).

(1)	This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G, if any, filed with the Commission with regard to the Company’s Common Stock. Unless otherwise indicated in the footnotes to this table and subject community property and marital property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 10,591,038 shares outstanding on December 31, 2002, adjusted by rules promulgated by the Commission.

(2)	Includes 17,666 shares issuable to Mr. Johnson upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(3)	Includes 100,118 shares issuable to Mr. Whiting upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(4)	Includes 214,131 shares issuable to Mr. Kenber upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(5)	Represents shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(6)	Includes 105,431 shares issuable to Mr. Walker upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(7)	Includes 50,797 shares issuable to Mr. Dietz upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(8)	Includes 20,312 shares issuable to Mr. Norman upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(9)	Includes 61,545 shares issuable to Mr. Metzger upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

(10)	Includes 802,413 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2002.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

      The following table shows, as to each Chief Executive Officer during the Last Fiscal Year, each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 (the “Named Officers”), information concerning compensation paid for services to the Company in all capacities during the Last Fiscal Year as well as the total compensation paid to each such individual for the Company’s previous two fiscal years (if such person was the Chief Executive Officer, an executive or other officer, as the case may be, during any part of the Last Fiscal Year).

			Annual Compensation
					Long Term		All Other
				Other Annual	Compensation		Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)	Options(#)		($)(1)

Christopher G. Kenber(2)	2002	$300,000	$75,000	—	225,000	(4)	$13,718
Chairman, President and	2001	300,000	103,917	—	242,056		12,406
Chief Executive Officer	2000	39,962	25,004	—	164,908	(3)	132,672
William R. Walker	2002	220,000	—	—	40,832	(4)	4,125
Vice President of Finance,	2001	220,000	31,709	—	25,000		1,950
Chief Financial Officer	2000	180,347	96,233	—	50,000		1,529
and Secretary
Douglas Makishima(2)	2002	225,000	—	—	—		9,963
Vice President of	2001	43,557	33,750	—	115,000		1,985
Marketing	2000	—	—	—	—		—
John E. Metzger(2)	2002	200,000	—	—	91,242	(5)	1,185
Vice President of	2001	200,000	28,264	—	30,000		880
Engineering	2000	26,515	7,127	—	84,660	(3)	245
Russell S. Dietz(2)	2002	200,000	—	—	51,242	(4)	1,133
Vice President and Chief	2001	200,000	28,639	—	30,000		858
Technical Officer	2000	26,556	7,138	—	93,292	(3)	226

(1)	Represents group term life insurance premiums and monthly internet service subscription allowance; also includes auto allowance paid to Messrs. Kenber and Makishima and a sign-on bonus of $130,000 paid to Mr. Kenber in fiscal 2000.

(2)	Messrs. Kenber, Metzger and Dietz joined Hifn in August 2000 and Mr. Makishima joined Hifn in July 2001.

(3)	Represent options held under the Apptitude Stock Option Plan, which plan was assumed by Hifn in connection with the acquisition of Apptitude in August 2000.

(4)	Represents option(s) issued in exchange for option(s) cancelled in connection with the stock option exchange program (the “Exchange Program”) adopted in November 2001 (see “Stock Option Exchange Program” for details regarding the exchange). The original option(s) was cancelled on December 17, 2001 and regranted on June 18, 2002 for the number of shares as determined by the applicable exchange ratio.

(5)	Includes option to purchase 20,000 shares granted in fiscal 2002 that was cancelled in connection with the Exchange Program as it was granted within 6 months of the Exchange Program. Options to purchase the remaining 71,242 shares represent regrant of options cancelled in connection with the Exchange Program.

Stock Option Grants and Exercises

      The following tables set forth information with respect to options granted to the Named Officers and the options exercised by such Named Officers during the Last Fiscal Year.

STOCK OPTION GRANTS IN FISCAL YEAR 2002

      The Option Grant Table sets forth for each of the Named Officers the hypothetical gains or “option spreads” for the options at the end of their respective five-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of five percent (5%) and ten percent (10%) from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions.

	Individual Grants				Potential Realizable Value
					of Assumed Annual Rates
	Number of	Percent of			of Stock Price
	Securities	Total Options	Exercise		Appreciation for Option
	Underlying	Granted to	or Base		Term
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year(1)	($/share)	Date	5%	10%

Christopher G. Kenber	144,042(2)	9.3	$6.66	01/08/11	$603,311	$1,528,909
Chairman, President and	80,958(2)	5.2	6.66	08/14/10	339,088	859,315
Chief Executive Officer
William R. Walker	3,333(2)	0.2	6.66	04/23/09	13,960	35,378
Vice President of Finance,	37,499(2)	2.4	6.66	05/24/10	157,062	398,027
Chief Financial Officer and
Secretary
John E. Metzger	20,000(3)	1.3	11.17	10/17/11	140,495	356,042
Vice President of Engineering	20,000(2)	1.3	6.66	10/17/11	83,769	212,286
	51,242(2)	3.3	6.66	08/08/10	214,624	543,899
Russell Dietz	51,242(2)	3.3	6.66	08/08/10	214,624	543,899
Vice President and Chief
Technical Officer

(1)	Based upon total options granted to the Company’s employees during fiscal year 2002, inclusive of options granted in connection with the Exchange Program.

(2)	Represents option(s) issued in exchange for option(s) cancelled in connection with the Exchange Program.

(3)	Represents an option grant that was subsequently cancelled and reissued in connection with the Exchange Program.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND YEAR-END VALUES

      The following table sets forth information with respect to the Named Officers concerning the exercise of options during fiscal year 2002, and unexercised options held as of September 30, 2002.

			Number of
			Securities Underlying		Value of Unexercised
	Shares		Unexercised Options		In-the-Money Options Held
	Acquired	Dollar	Held at Fiscal Year End(2)		at Fiscal Year End(3)
	on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Christopher G. Kenber	—	—	180,276	145,314	$78,917	$—
Chairman, President and Chief Executive Officer

William R. Walker	—	—	95,033	35,799	120,000	—
Vice President of Finance, Chief Financial Officer and Secretary

Douglas Makishima	—	—	33,541	81,459	—	—
Vice President of Marketing

John E. Metzger	—	—	46,416	63,930	9,244	—
Vice President of Engineering

Russell Dietz	19,085	$180,283	40,588	46,558	6,865	5,492
Vice President and Chief Technical Officer

(1)	Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2)	Includes options issued in connection with the Exchange Program

(3)	Calculated using a market value of $4.40 at September 30, 2002.

Stock Option Exchange Program

      On November 15, 2001, the Company extended a voluntary stock option exchange offer (the “Exchange Program”) to its eligible employees whereby employees had the opportunity to cancel options granted from January 29, 1999 through January 8, 2001, with exercise prices ranging from $5.74 to $142.50, in exchange for new options to be issued on June 18, 2002. On December 17, 2001, a total of 1,278,406 shares were tendered for exchange. The number of shares granted in exchange for the old options was subject to the applicable exchange ratio: (i) for every old option to buy three shares of Common Stock that was granted between January 29, 1999 and January 14, 2000, a new option was granted to buy two shares of Common Stock and (ii) for every old option to buy four shares of Common Stock that was granted between January 15, 2000 and January 8, 2001, a new option was granted to buy three shares of Common Stock. Additionally, participating employees who were required to cancel all stock options granted during the six month period prior to the Exchange Program offer were entitled to receive an equal number of shares subject to the new options. On June 18, 2002, the Company granted new options to purchase 910,278 shares of the Company’s Common Stock in exchange for the options surrendered under the Exchange Program at an exercise price of $6.66, the fair market value of the Company’s Common Stock on the new grant date. The new options have the same vesting schedule as if the old options continued to vest through the new grant date.

      The table below provides certain information concerning our executive and other officers who tendered eligible options in the option exchange program and the options that were cancelled pursuant to that program. The members of our Board of Directors were ineligible to participate in the program. Except for the option exchange program in November 2001, the Company did not effect any other option repricing or option cancellation/regrant programs.

TEN-YEAR OPTION REPRICINGS

      The following table sets forth for all executive and other officers of the Company options repriced during the last ten completed fiscal years:

						Length of
		Number of				Original
		Securities				Option Term
		Underlying	Market Price of	Exercise Price		Remaining at
		Options/SARs	Stock at Time	at Time of	New	Date of
	Date of	Repriced or	of Repricing or	Repricing or	Exercise	Repricing or
Name	Cancellation	Amended(#)(1)	Amendment($)	Amendment($)	Price($)	Amendment

Christopher G. Kenber	12/17/01	107,944	$16.19	$43.44	$6.66	8.66
Chairman,	12/17/01	192,056	$16.19	43.44	6.66	9.07
President and Chief Executive Officer

William R. Walker	12/17/01	50,000	16.19	29.69	6.66	8.44
Vice President of	12/17/01	5,000	16.19	42.00	6.66	7.35
Finance, Chief Financial Officer and Secretary

John E. Metzger	12/17/01	20,000	16.19	11.17	6.66	9.84
Vice President of	12/17/01	68,323	16.19	33.50	6.66	8.65
Engineering

Russell Dietz	12/17/01	68,323	16.19	33.50	6.66	8.65
Vice President and Chief Technical Officer

Douglas Whiting	12/17/01	30,000	16.19	29.69	6.66	8.44
Chief Scientist and	12/17/01	5,000	16.19	42.00	6.66	7.35
Director

(1)	Quantities represent the number of options tendered for cancellation. Actual shares issued in exchange was subject to the applicable exchange ratio as described in the “Stock Option Exchange Program” discussion above and are reflected in the preceding table “— STOCK OPTION GRANTS IN FISCAL YEAR 2002.”

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of September 30, 2002 about the Company’s Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans, including the 1996 Equity Incentive Plan, the Apptitude Plan and the 2001 Nonstatutory Stock Option Plan:

			Number of Shares Remaining
	Number of Shares		Available for Future Issuance
	to be Issued upon	Weighted Average Exercise	Under Equity Compensation
	Exercise of Stock	Price of Outstanding	Plans (excluding shares
Plan Category	Options(#)(a)	Options($)(b)	reflected in column (a))(#)(c)

Equity compensation plans approved by security holders	2,560,445	$12.47	737,360
Equity compensation plans not approved by security holders	878,921	$14.20	1,323,252

Total	3,439,366	$12.91	2,060,612

COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company’s employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who, except as disclosed under “OTHER INFORMATION — Compensation Committee Interlocks and Insider Participation,” have no interlocking relationships as defined by the Securities and Exchange Commission.

      The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively the “Executive Officers”), should be influenced by the Company’s performance. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering (i) the Company’s financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer’s area of responsibility, (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Committee believes that the Company’s executive officer salaries and bonuses in the Last Fiscal Year were comparable in the industry for similarly-sized businesses.

      In addition to salary and bonus, the Committee, from time to time, grants options to Executive Officers. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. And one of the principal factors considered in granting options to an Executive Officer is the Executive Officer’s ability to influence the Company’s long-term growth and profitability.

COMPENSATION COMMITTEE

Taher Elgamal
Albert E. Sisto

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter first adopted and approved by the Board of Directors in December 1998. Each of the members of the Audit Committee is independent as defined by Company policy and the National Association of Securities Dealers listing standards.

      The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management, Company internal audit personnel and the independent accountants regarding the following:

•	the plan for, and the independent accountant’s report on, each audit of the Company’s financial statements

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders, as well as the adequacy of the Company’s internal accounting controls, and accounting, financial and auditing personnel

•	changes in the Company’s accounting practices, principles, controls or methodologies, or in the Company’s financial statements, and recent developments in accounting rules

•	the establishment and maintenance of an environment at the Company that promotes ethical behavior.

      This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

      The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. The Committee took a number of steps in making this recommendation for Fiscal Year 2002. First, the Audit Committee discussed with PricewaterhouseCoopers, the Company’s independent auditors for Fiscal Year 2002, those matters PricewaterhouseCoopers communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed PricewaterhouseCoopers’ independence with PricewaterhouseCoopers and received a letter from PricewaterhouseCoopers regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of PricewaterhouseCoopers’ independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and PricewaterhouseCoopers, the Company’s audited consolidated balance sheets at September 30, 2002 and 2001, and consolidated statements of income, cash flows and stockholders’ equity for the three years ended September 30, 2002. Based on the discussions with PricewaterhouseCoopers concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K include these financial statements.

AUDIT COMMITTEE

Robert W. Johnson
Albert E. Sisto
Taher Elgamal

PERFORMANCE GRAPH

      Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return among Hifn, the Russell 2000 Tech Index and the Nasdaq Composite Index, from December 15, 1998 through September 30, 2002, the end of the Last Fiscal Year.

TOTAL RETURN TO STOCKHOLDERS (ASSUMES $100 INVESTMENT ON 12/15/98)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

OTHER MATTERS

      The Board of Directors does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

BY ORDER OF THE
BOARD OF DIRECTORS

Dated: January 23, 2003

HI/FN, INC.
2003 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned stockholder of hi/fn, inc., a Delaware corporation (“Hifn”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Hifn, each dated January 23, 2003, as well as Hifn’s Annual Report for the year ended September 30, 2002, and hereby appoints Christopher G. Kenber and William R. Walker, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of Hifn to be held on Monday, February 24, 2003, at 10:00 a.m., local time, at Hifn’s principal executive offices at 750 University Avenue, Los Gatos, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock of Hifn (“Common Stock”), which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF CHRISTOPHER KENBER AND DAVID NORMAN AS DIRECTORS OF HIFN; FOR THE AMENDMENT TO THE HIFN 1996 EQUITY INCENTIVE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT AUDITORS; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.	ELECTION OF DIRECTORS:

☐	FOR ALL NOMINEES	NOMINEES:	☐	Christopher Kenber
			☐	David Norman
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (see instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

2.	PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE HIFN 1996 EQUITY INCENTIVE PLAN TO PROVIDE FOR AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 500,000 SHARES TO 4,949,900 SHARES:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF HIFN FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Note: This Proxy must be signed exactly as the name appears herein. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature(s):	Date: